UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 16, 2009

Federal Agricultural Mortgage Corporation
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.	20036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (202) 872-7700

No change
(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition.

On March 16, 2009, the Registrant issued a press release to announce the Registrant’s financial results for fourth quarter and full year 2008 and a conference call to discuss those results and the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008.  A copy of the press release is attached to this report as Exhibit 99 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Exhibits:

99	Press release dated March 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Jerome G. Oslick
Name: Jerome G. Oslick
Title: Vice President – General Counsel

Dated:         March 16, 2009